UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2017

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2017 (the “Closing Date”), CV Sciences, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to that certain Agreement and Plan of Reorganization with CANNAVEST Merger Sub, Inc., CANNAVEST Acquisition LLC, CanX, Inc. (“CanX”) and The Starwood Trust (the “Merger Agreement”). As more fully set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 4, 2016 (the “January 2016 Form 8-K”), on December 30, 2015 and pursuant to the Merger Agreement, the Company acquired CanX and its wholly-owned subsidiary, Canabine, LLC, in exchange for payment to the former shareholders of CanX (the “CanX Shareholders”) at the closing of an aggregate sum of Two Hundred Fifty Thousand Dollars ($250,000) in cash and Five Million (5,000,000) shares of the Company’s common stock.

Pursuant to the Merger Agreement, the CanX Shareholders are eligible, subject to and conditioned upon the Company or its Affiliates (as defined in the Merger Agreement) achieving certain post-closing milestones, to receive additional consideration. As more particularly set forth in the January 2016 Form 8-K, such consideration includes the potential issuance of up to Nineteen Million Five Hundred Thousand (19,500,000) shares of the Company’s common stock upon satisfaction of the milestones (each, a “Share Issuance Milestone”). The initial Share Issuance Milestone, related to the completion of development of a U.S. Food & Drug Administration (“FDA”) current good manufacturing practice-grade batch of successfully synthetically formulated, “ready-to-ship” Cannabidiol (“CBD”) for use in drug development activities, previously was met and the Company, pursuant to the terms of the Merger Agreement, previously issued to the CanX Shareholders Four Million Five Hundred Thousand (4,500,000) shares of the Company’s common stock. The remainder of the Share Issuance Milestones each relate to the Company’s progress in development of an FDA-approved drug utilizing CBD as the active pharmaceutical ingredient (the “CBD Drug Product”). Upon satisfaction of each of the remaining three (3) Share Issuance Milestones, the Merger Agreement provides for the issuance of Five Million (5,000,000) shares, for an aggregate of Fifteen Million (15,000,000) shares upon achievement of the final Share Issuance Milestone. Each of the Share Issuance Milestones are described in detail in the January 2016 Form 8-K.

Pursuant to the Amendment, which was approved by the disinterested members of the Board of Directors of the Company (the “Board”), the Company agreed to issue the remaining Fifteen Million (15,000,000) shares to the CanX Shareholders, and without the Company having yet achieved the remaining Share Issuance Milestones.

As more fully set forth in the January 2016 Form 8-K, the Merger Agreement also provides that upon commercial release by the Company of a CBD Drug Product formulated to treat human medical conditions, the Company will pay to the CanX Shareholders an amount equal to five percent (5%) of net sales of such CBD Drug Product (the “Royalty Payment”). The Company has the right, but not the obligation, at any time to buyout (the “Buy-Out Option”) the Royalty Payment in exchange for a one-time buyout consideration payment to the CanX Shareholders comprised of such aggregate number of registered and freely tradable shares of Company common stock equal to (a) five percent (5%) multiplied by (b) the greater of (1) the total number of shares of Company common stock issued and outstanding on the date the Buy-Out Option is exercised, or (2) the total number of shares of Company common stock issued and outstanding on the date the Buy-Out Option is consummated.

Pursuant to the Amendment, the parties to the Merger Agreement agreed to revise the Buy-Out Option to allow the Company to buyout the Royalty Payment by the issuance to the CanX Shareholders of Six Million Four Hundred Thousand (6,400,000) shares of the Company’s restricted common stock (the “Royalty Buy-Out Shares”). The Company concurrently exercised the Buy-Out Option, as so revised. In the aggregate, and pursuant to the Amendment, the Company agreed to issue to the CanX Shareholders a total of Twenty-One Million Four Hundred Thousand (21,400,000) shares of restricted common stock. As disclosed in the January 2016 Form 8-K, James McNulty, a member of the Company’s Board of Directors, is a former shareholder of CanX and thereby received a pro rata portion of the consideration paid to the CanX Shareholders upon consummation of the transactions contemplated by the Merger Agreement, and a pro rata share of the Royalty Buy-Out Shares and shares issued to the CanX Shareholders in connection with the Share Issuance Milestones.

As previously reported in the Company’s Current Report on Form 8-K filed with the Commission on July 11, 2016 (the “July 2016 8-K”), on July 6, 2016, the Company entered into Employment Agreements (each, an “Employment Agreement”) with Michael Mona, Jr., the Founder, President and Chief Executive Officer of the Company, Joseph Dowling, the Chief Financial Officer of the Company, and Michael Mona III, the Co-Founder and Chief Operating Officer of the Company (collectively, the “Executives”). On March 16, 2017, the Company entered into an amendment to the Employment Agreement with each of Messrs. Mona and Mona III.

The information set forth in “Item 5.02 - Departure of Directors or Certain Officers; Election of Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” below is incorporated by reference into this Item 1.01.

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Item 3.02	Unregistered Sales of Equity Securities

The information provided above in “Item 1.01 – Entry Into of a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock as represented by the Royalty Buy-Out Shares is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Commission under the Act. As previously set forth in the January 2016 Form 8-K, the issuance of the shares of the Company’s common stock in connection with the Share Issuance Milestones is exempt from registration under the Act, in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Commission under the Act.

On March 15, 2017, the disinterested members of the Board approved certain compensation arrangements for the Executives. Such compensation arrangements include the grant of Five Million (5,000,000) stock options to Michael Mona, Jr. Such options were not granted pursuant to the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Plan”), in reliance on Rule 701 as promulgated by the Commission under the Act, but rather were granted pursuant to an exemption from registration under the Act for transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Commission under the Act. As a result, the number of Stock Awards (as defined in the Plan) available for issuance under the Plan has not been reduced as a result of this stock option grant to Mr. Mona.

The information set forth in “Item 5.02 - Departure of Directors or Certain Officers; Election of Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” below is incorporated by reference into this Item 3.02.

On March 15, 2017, the Board approved the issuance of up to Five Million (5,000,000) stock-settled restricted stock units (the “RSUs”) to Organucopia, LLC, an entity owned and controlled by Frank O’Donnell, in compensation for his service to the Company pursuant to that certain Independent Contractor Agreement dated February 17, 2017 (the “Contractor Agreement”). Pursuant to the Contractor Agreement, Mr. O’Donnell shall provide services to the Company to support its regulatory, pre-clinical and clinical development program for the CBD Drug Product. One Million (1,000,000) of the RSU’s vested immediately upon approval by the Board and the remaining Four Million (4,000,000) RSUs shall vest, if at all, upon the achievement of certain milestones, as follows (the “Vesting Milestones”):

(i)	One Million (1,000,000) when the Company has final meeting minutes from a pre-investigational new drug application (“IND”) meeting as authorized by the FDA for a drug development program utilizing CBD as the active pharmaceutical ingredient;
(ii)	One Million (1,000,000) when the Company is granted an IND; and
(iii)	Two Million (2,000,000) when the Company commences its first human dosing under the IND.

Vesting shall accelerate upon a sale of the Company or change in control. The issuance of the RSUs to Organucopia, LLC is exempt from registration under the Act, in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Commission under the Act. The RSUs have not been issued pursuant to the Plan, and Rule 701 as promulgated by the Commission under the Act. As a result, the number of Stock Awards (as defined in the Plan) available for issuance under the Plan has not been reduced as a result of the issuance of the RSUs.

Item 5.02	Departure of Directors or Certain Officers; Election of Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements of Certain Officers

Stock Options. The disinterested members of the Board, granted Mr. Mona Two Hundred Thousand (200,000) stock options, Mr. Dowling One Hundred Thousand (100,000) stock options and Mr. Mona III One Hundred Thousand (100,000) stock options pursuant to the bonus plan set forth in the Employment Agreements for fiscal year 2016 performance. The stock options are fully-vested, have an exercise price equal to the fair market value of the Company’s common stock at the time of grant, or $0.38, and have a term of ten (10) years from the date of grant. Vesting shall accelerate upon a sale of the Company or change in control.

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As previously set forth in “Item 3.02 – Unregistered Sales of Equity Securities”, the disinterested members of the Board, granted Mr. Mona Five Million (5,000,000) stock options. These stock options (a) are durational-based, conditioned upon the Company’s achievement of the Vesting Milestones (defined above), with 25% vesting on the first Vesting Milestone, 33% vesting on the second Vesting Milestone and 50% vesting on the third Vesting Milestone, (b) have an exercise price equal to the fair market value of the Company’s common stock at the time of grant, or $0.38, and (c) have a term of ten (10) years from the date of grant. Vesting shall accelerate upon a sale of the Company or change in control.

Amendment to Vesting Milestones (Previously Issued Options). The disinterested members of the Board also approved the amendment of certain milestones applicable to the vesting of stock options previously issued to the Executives, as more particularly set forth in the July 2016 8-K. The second, third and fourth milestones related to the vesting of such prior stock options have been superseded and replaced by the Vesting Milestones (defined above), with one-third (1/3) of the remaining option shares subject to each such stock option vesting upon achievement of each of the Vesting Milestones.

Stock Option Repricing. The terms of the Plan, a copy of which is attached as Attachment A to the Company’s Schedule 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed by the Company with the Commission on September 13, 2016, provide discretion for the Administrator (as defined in the Plan) to amend the terms of one or more Stock Option Awards (as defined in the Plan) to provide terms more favorable than previously provided in the Stock Award Agreement issued to a Participant. The disinterested members of the Board, as the Plan Administrator, approved the amendment to certain stock options granted to employees of the Company, including the Executives, to reduce the exercise price of such stock options. The stock options of the Executives amended are as set forth below:

Name	October 2014 ($2.82)	December 2014 ($2.64)	May 2015 ($1.39)
Michael Mona, Jr.		4,000,000
Joseph Dowling	600,000		100,000
Michael Mona III	500,000

As a result of the amendment to the stock option grants to the Executives, each of the stock options issued to Messrs. Mona, Dowling and Mona III referenced above have been amended to provide for a strike price equal to $0.38 per share, which represents 100% of the Fair Market Value (as defined in the Plan) of the Company’s common stock as of March 15, 2017, the date of the amendment to the Executives’ stock option grants.

Bonus Compensation. The disinterested members of the Board also approved an amendment to the Employment Agreements for each of Michael Mona, Jr. and Michael Mona III (the “Amendments”) to provide eligibility for a cash bonus upon occurrence of certain events as more particularly set forth below. Messrs. Mona’s and Mona III’s Employment Agreements are filed as exhibits to the Company’s Quarterly Report on Form 10-Q filed by the Company with the Commission on November 1, 2016. Pursuant to the Amendments, upon a Liquidity Event (as defined below), Mr. Mona or his assign(s) shall receive four percent (4%) and Mr. Mona III or his assign(s) shall receive two percent (2%) of the Gross Closing Proceeds (as defined below), subject to an aggregate cap of $750,000,000 (on the total 6%).

For purposes of the Amendments, a “Liquidity Event” shall mean and include (A) a licensing of the CBD Drug Product or any other intellectual property asset of the Company, or (B) (i) the direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the stockholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than twenty percent (20%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation, (iii) a reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger, or (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

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For purposes of the Amendments, “Gross Closing Proceeds” shall mean and include all cash sums payable to the Company or its stockholders in connection with a Liquidity Event at the closing of a transaction constituting a Liquidity Event, and not including any deferred payments, earnouts, ongoing royalty payments or other contingent or deferred compensation.

The Amendments also provide that if any payments to Mr. Mona or Mr. Mona III in connection with a Liquidity Event would be subject to the excise tax under Sections 280G or 4999 of the Internal Revenue Code on excess parachute payments, the Company will, in general, "gross up" their respective compensation to offset the excise tax, except that (a) if the aggregate parachute payments that would otherwise be made to them do not exceed 110% of the maximum amount of parachute payments that can be made without triggering the excise tax, the parachute payments to them will be reduced to the extent necessary to avoid the imposition of the excise tax and no "gross up" will be paid, and (b) if the aggregate parachute payments that would otherwise be made to them do exceed 110% of the maximum amount of parachute payments that can be made without triggering the excise tax, the full amount of those parachute payments will be made, they will have to individually bear the excise tax allocable to 10% of the aggregate total of parachute payments, and the Company will "gross up" their compensation to offset the excise taxes other than that portion that is allocable to 10% of the aggregate total of parachute payments.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting of the Board held on March 15, 2017, the Board unanimously approved and adopted an amendment to the Bylaws of the Company (the “Bylaws”), with the following effect:

-	Amending Article III, Section 3.2 of the Bylaws to provide that the number of directors constituting the entire Board shall be no less than five (5) and no more than seven (7).

The text of the amendment is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to the Bylaws of the Company, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2017

CV SCIENCES, INC.

By: /s/ Michael Mona, Jr.

Michael Mona, Jr.

President and Chief Executive Officer

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